Exhibit 99.14

MBNA MASTER CREDIT CARD TRUST II SERIES 1996-J

KEY PERFORMANCE FACTORS
October 31, 2000



        Expected B Maturity                                        10/15/03


        Blended Coupon                                              6.8158%



        Excess Protection Level
          3 Month Average   5.85%
          October, 2000   6.26%
          September, 2000   5.75%
          August, 2000   5.56%


        Cash Yield                                  19.62%


        Investor Charge Offs                         4.51%


        Base Rate                                    8.85%


        Over 30 Day Delinquency                      5.23%


        Seller's Interest                           10.66%


        Total Payment Rate                          14.07%


        Total Principal Balance                     $56,359,968,018.99


        Investor Participation Amount               $1,000,000,000.00


        Seller Participation Amount                 $6,009,277,457.5